Exhibit 99.1

Investor Presentation October 23, 2006

Veeco Provides Enabling Technology in Process Equipment and Metrology for Multiple Growth Markets

Data Storage	Semiconductor	HB-LED Wireless	Scientific Research
			
Embedded Storage for CE Microdrives / Femto TFHS Perpendicular recording	90 and 65nm 300mm	HB-LED / Wireless, Automotive, Camera Cell Phones, Backlit LCD TV	Nanotech, Material & Life Science

102306 Investor Presentation
©2006 Veeco Instruments Inc.
2
Veeco

Veeco’s Strategy For Growth Develop a broad product line of enabling Process Equipment and Metrology technologies. Develop strategic relationships with technology leaders worldwide. Capture leading market share in all product lines. Leverage our exposure to high-growth end markets. Fuel our growth through the development of new products tied to our customers’ new technology roadmap demands. Continually improve our operations to remain profitable through industry cycles. WE BELIEVE THERE IS A MULTI-HUNDRED MILLION DOLLAR GROWTH OPPORTUNITY FOR VEECO EXISTING IN THE TECHNOLOGIES WE OWN TODAY

SOLID Q3 RESULTS… Revenue, Orders, EBITA All Improve Vs Prior Year REVENUE $112.4M … +12% FROM Q305. ORDERS $114.8M… UP 36% FROM Q305. EBITA $10.2M...UP 28% FROM Q305. EPS (NON GAAP) $0.19PER SHARE VS. $0.14 IN Q305. CASH $126.6M…up $10.5M from 2Q06. BOOK/BILL 1.02 TO 1. Q306 results short of expectations due to Data Storage customer push-outs from Q3 to Q406.

SOLID 9 Month Results… Revenue, Orders, EBITA All Improve Vs Prior Year REVENUE $317.9M … UP 7% VS 9 MONTHS 2005. ORDERS $384.8M… UP 27% VS 9 MONTHS 2005. EBITA $25.4M... UP 50% VS 9 MONTHS 2005. EPS (NON GAAP) $0.46…UP 91% VS 9 MONTHS 2005.

Veeco 2006 Benefits From… Multi-Market GrowthPerpendicular Recording technology & consumer electronics require new Veeco Equipment & MetrologyBrightness Roadmap for new LCD-TV backlighting requires new MOCVD tools3D Metrology required as dimensions shrink below 90nm Nanoscale Research requires atomic instrumentation 2005 Veeco Revenue 2006 Veeco Revenue Forecast Data StorageHB-LED/ Wireless Semi-conductor Scientific Research$167M $190M +12 to 14% $63M $85M $69M $65M $111M $100M $410M $440M Double digit growth in Data Storage and HB-LED/Wireless +30 to 40% Flat to -6% Flat to -10% +7 to +9%

Q3 – Top 15 Customers by Orders… Across All Major Veeco Markets $26M $29M $14M $45M TOTAL $ ORDERS BY MARKET X Kopti 13. X Fujitsu 11. X Seoul Opto 12. IBM SMIC Wuxi Blue Star Nanya Printed Circuit Arima Opto OSRAM Nanjing Guosheng Electronics Bandwidth Seagate Western Digital Headway/TDK/SAE Hitachi Global Storage Tech Scientific Research LED / Wireless Semiconductor Data Storage X 1. X 2. X 15. X 14. X 10. 0 7 3 5 TOTAL TOP 15 BY MARKET X 9. X 8. X 7. X X 6. 5. X 4. X 3. $114M

We Have Strategic Relationships With Global Technology Leaders & Strong Market Share STRONG MARKET SHARE SERVING GLOBAL INDUSTRY LEADERS Semiconductor #1 AFM, Leader Optical HB-LED / Wireless A Leader in MOCVD and MBE Scientific Research #1 Research AFM Data Storage #1 TFMH Equipment THOUSANDS OF CUSTOMERSHDD COMPANIES WHO MAKE TFMHS

Veeco’s Financial Model

Q306 … Revenue Up 12% Year over Year… Orders Up 36% Year Over Year


Orders 9 Months Up 27%
9 Months ORDERS Up 27%
$160
$140
$120
$100
$80
$60
$40
$20
$0
$99
$119
$85
$103
$127
$143
$115
Q105
Q205
Q305
Q405
Q106
Q206
Q306

Q306 Orders Up 36%.
9 Month Orders up 27%


Revenue ($M) 9 Months Up 7%
9 Months REVENUE Up 7%
$140
$120
$100
$80
$60
$40
$20
$0
$94
$103
$100
$113
$94
$112
$112
Q105
Q205
Q305
Q405
Q106
Q206
Q306

Q306 Revenue Up 12%.
9 Month Revenue up 7%

102306 Investor Presentation
©2006 Veeco Instruments Inc.
10

Veeco

Veeco Has a Diverse Revenue Base… Growth in Semiconductor and HB-LED/Wireless Revenue by Product Equipment up 45% Revenue by Market Semiconductor up 31% HB-LED / Wireless up 193% Revenue by GeographyAPAC growth +41% Veeco benefits from product, market and geographic diversity. Q306 REVENUE $112.4M…up 12% Year Over Year Equipment 64% Rev $71.4M GM 38.1% Metrology 36% Rev $41.0M GM 50.3% HB-LED /Wireless 25% Scientific Research 21% Data Storage 40% Semiconductor 14% Europe 13% U.S. 36% Asia Pacific 44% Japan 7%

Q3 Data Storage and HB-LED APAC Growth Orders by Product Equipment Orders Up 59% Metrology Up 7% Orders by Market Data Storage Orders Up 35% HB-LED Orders Up 100% Semiconductor Orders Up 26% Orders by Geography APAC Up 125% U.S. Up 42% Q306 ORDERS $115M …up 36% Year Over Year Equipment 65% Orders $74.8M Metrology 35% Orders $40.0M HB-LED/ Wireless 25% Scientific Research 23% Data Storage 40% Semiconductor 12% Europe 14% U.S. 37% Asia Pacific 37% Japan 12%

Veeco Has a Diverse Revenue Base… Multi-Product…Multi-Market…Worldwide ExposureRevenue by Product (Equipment up 19%) Revenue by Market (Data Storage up 13% HB-LED/Wireless up 34%) Revenue by Geography(APAC growth 43%) Veeco benefits from product, market and geographic diversity 9 Months YTD REVENUE $317.9M up 7% Equipment 60% Rev $191.9M GM 38.8% Metrology 40% Rev $126.0M GM 51.4% HB-LED /Wireless 19% Scientific Research 25% Data Storage 44% Semiconductor 12% Europe 16% U.S. 33% Asia Pacific 40% Japan 11%

Orders by Product Equipment Orders Up 48% Orders by Market Data Storage Orders Up 34% HB-LEB Orders Up 93% Orders by Geography APAC Up 69% 9 Months YTD ORDERS $385M Up 27% Equipment 66% Orders $252.6M Metrology 34% Orders $132.1M HB-LED/ Wireless 21% Scientific Research 18% Data Storage 49% Semiconductor 12% Europe 11% U.S. 34% Asia Pacific 43% Japan 12% Veeco benefits from product, market and geographic diversity Veeco Has a Diverse Revenue Base… Multi-Product…Multi-Market…Worldwide Exposure

Veeco’s 2006 Growth Opportunity… Increased Revenues and Gross Margins $163M +9% $182M +12% $170M -6% $227M +75% $228M FLAT $270M +18% 2004 2005 2006F Metrology Process EquipmentRevenue $390M Revenue $410M Revenue $440M 30% GM52% GM39% GM 35% GM51% GM42% GM 39% GM52% GM44% GM Growth +7%Growth +5%Growth +40%Revenue and margin growth opportunities in both Equipment and Metrology

2006 Continued Growth in… Revenue, Margins and EBITA*EBITA calculation = earnings before interest, taxes and amortization… see reconciliation table Gross Margin EBITA* Revenue 2006 Revenue Growth +9% Gross Margin Improvement +200 Basis Points Per Year EBITA Growth Greater than 30% for Year 39%42%~44%0%5%10%15%20%25%30%35%40%45%50%200420052006F $410M$390M$440M$0$100$200$300$400$500200420052006F$29M$14M$40M$0$10$20$30$40200420052006F

Improved Financial Performance in Trough and Peak Quarters $49M 3.5% 38% 100% Equipment Trough Quarter $45M 16% 51% 100% Metrology Revenue EBITA Oper Expense Gross Margin Sales 100% 45% 39% $94M 6% Total Veeco ~$135 to $145M 14-17% 32% 46-48% 100% Target $80M 14% 40% 100% Equipment Peak Quarter $46M 17% 53% 100% Metrology 100% 45-46% 33-34% $125-135M 11-13% Total Veeco Earn 5 to 6% in Trough quarters ($90 – 95M) Earn 11 to 13% in Peak quarters ($125 – $135M) Earn 14 – 17% at Target Revenue ($135M - $145M)

Continued Initiatives… Improve Margins, Operational Excellence, Reduced Cycle Times Simplify Veeco operational organization around a single Process Equipment and a single Metrology senior management structure with emphasis on: Development of common hardware/software platforms Increased outsourcing content of new products Shorter manufacturing cycles …less inventory …improved reliability Supply chain management …reduced number of vendors Implement SAP across all Veeco divisions to eliminate redundant support functions. Operational excellence to include inventory reduction, capex reduction, DSO management and cash generation …best practices across all of Veeco

2005-2006 Opportunity to Strengthen Balance Sheet Through Cash Generation ($M) CASH GENERATED BY OPERATIONS IN 2005 TOTALED $44.9M February 18, 2006: Veeco repurchased $20M of convertible notes December 31, 2005 Sep 30, 2006 $248.6 $273.1 Shareholder’s Equity 229.2 208.9 Long Term Debt($200M convert due late 2008)567.9 580.5 Total Asset 69.8 71.7 Fixed Assets 229.7 243.7 Working Capital $124.5 $126.6 Cash and Investments

Q4 2006 GUIDANCEQ4 revenues to be in the range of $120 - $124 million. Q4 orders to be in the range of $115 million +/- 5% . Q4 2006 GAAP in the range of $0.11 to $0.17 per share. Q4 2006 non-GAAP (excluding amortization) earnings per diluted share are expected to be between $0.18 and $0.22 using a 35% tax rate, including options expense.

Data Storage Opportunity

02004006008001000120014001600 195619661976198619962006 M Units – Annual HDD Shipments PC 3.5” 2.5” 3rdERA 2016 Mainframe 24”, 14” 1stERA Mini-computer 8”, 5.25” 2ndERA 2004 Consumer era 2.5” 1.8” 1” 3.5” DVD/HDD recorder since 2002 MP3 HDD since 2001 4thERA Source : Hitachi GST Estimate Consumer Applications Enable Dramatic Hard Drive Growth… Unit Growth to Double

Data Storage…Hard Disk Drive Unit >20% CG… Consumer Electronics Segment Will Approach Size of Computer Market Segment1980 1985 1990 1995 2000 2005 2010 2015 Unit Drive Shipments (M) 800 700 600 500 400 300 200 100 0 Consumer Electronics Laptop PC Desktop PC Enterprise Servers Desktop Laptop TiVo iPod GPS Mobile Phones Approx 30% of HDDs by 2006 Xbox

Consumer Electronics and Mobile Segment Will Drive Unit Growth1980 1985 1990 1995 2000 2005 2010 2015 Unit Drive Shipments (M) 800 700 600 500 400 300 200 100 0 Consumer Electronics Laptop PC Desktop PC Enterprise 14% 505M 435M Total 15% 113M 94M Mobile 26% 125M 98M Consumer Electronics 5% 225M 208M Desktop 16% 42M 35M Enterprise CAGR ’06-’10 HDD Units 2007F HDD Units 2006F

Data Storage Market Continues to be a growth opportunity for Veeco Consumer applications are fastest growing segments Small Form Factor (SFF) drives are beneficiaries of this growth and are driving areal density requirements DVR iPod Personal Storage Mobile Phones Xbox GPS HDD Camcorder Portable Unit Growth by Market Segment-1002003004005006007008002004200520062007200820092010MillionsYearEnterpriseDesktopPersonal StoragePortableConsumer44%54%

Record Breaking Years Lie Ahead


800
700
600
500
400
300
200
100
0
(M)
IDC current forecast is
over 730M HDDs in 2010
and $41B in revenue
$45B
$40B
$35B
$30B
$25B
$20B
$15B
$10B
$5B
$0B
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Units
Revenue

Source: IDC, Storage Mechanisms - Disk

102306 Investor Presentation
©2006 Veeco Instruments Inc.
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Veeco

HDD Opportunity…Unprecedented Technology and Form Factor Changes Occurring Simultaneously Areal Density (Gbit/in2) Perpendicular Recording 1000 10010 1 00 01 02 03 04 05 06 07 Perpendicular Recording Longitudinal Recording CPPGMRTMRPico Slider Femto Slider Slider Shrinks (FEMTO) and Wafer Size Increases (200mm) Microdrives Microdrives TFMH Technology Changes Drive Capital Equipment Growth Areal density roadmap increases (30%) per year toward CPP (perpendicular recording) capable of 1 Terabit/in² (2008)…will require new manufacturing technology. Mini Micro NanoPico Femto(100%) (70%) (50%) (30%) (20%)19751987199019952004?Mini Micro NanoPico Femto(100%) (70%) (50%) (30%) (20%)19751987199019952004?

Technology Advances to Meet Market Requirements... Requires Continued Investment

Rapid adoption of PMR and TMR Technology and Transition to Femto Sliders ➔ **Areal Density Growth 125 to 500 Gbits/in²**



Adoption [%]
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Femto
PMR
TMR
Areal Density
CPP-GMR
2005
2006
2007
2008
2009
2010
Year
1000
900
800
700
600
500
400
300
200
100
0
GBits/in²

Femto, PMR and TMR technologies have stringent requirements for Process Equipment and Metrology

102306 Investor Presentation
©2006 Veeco Instruments Inc.
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Veeco

Data Storage Capital Intensity Increases… 10% of HDD Revenue Source: Tom Coughlin, Coughlin Associates 10.6% $5.68 B $53.6 B 2010 10.1% (avg.) $21.45 $211.9 B Total (2006-2010) 8.9% $2.87 B $32.4 B 2006 9.9% $3.62 B $36.6 B 2007 10.3% $4.29 B $41.5 B 2008 10.4% $4.96 B $47.7 B 2009 7.9% $2.23 B $28.1 B 2005 HDD CapEx % of Revenue HDD CapEx $B Total HDD Revenue Year 0123456200520062007200820092010HDD CapEx $BHDD CapEx % of RevenueHDD CapEx $B

Data Storage Multi-Year Growth in New Technology and Capacity… Provides Veeco with Continued Growth 30% 90% 2076 2009 10% Larger Wafer 150mm/200mm ~30% $190M $167M $123M Veeco Revenue CAGR 2007F 2005 2006 60% 30% 14% 3% PMR Content 100% 80% 30% 10% Femto Content Perpendicular recording / Areal density growth Femto sliders/200mm wafers Continued CE & mobile growth TMR higher areal density growth Consumer elec Seagate / Maxtor Areal density growth 30% per year GMR Flash emerges Modest industry / areal density investment Market Conditions 12% CAGR New Slider tools (saws/lapping) New PVD / ALD deposition Adv. Metrology Auto AFM New Nexus IBE / IBD / DLC Optical Profiler New Veeco Products 1898 1787 1532 1232 TFMH (M) Growth 2008 2007 2006 2005 Technology(units) Source Trend Focus 8/2006

Veeco HDD Strong Y/Y Growth Trends… Quarters Remain Volatile Veeco to Continue our Commitment to HDD Well Positioned to Remain the TFMH Equipment Industry Leader Veeco HDD Revenues ($M) 30% CAGR $91 $124$167 $190$0$20$40$60$80$100$120$140$160$180$2002003200420052006F

Veeco… A Strategic Partner in Every Step of the Manufacturing Process Our strategy has been to provide tool and process technology, improved productivity, and a broad range of products to be the world-wide strategic supplier to the TFMH industry.

HB-LED/Wireless Opportunity

Early Stage, High-Growth Opportunity LED market opportunity in its infancy – traffic lights, key pads, LCD monitors We have key enabling technology, MOCVD Each LED generation requires new MOCVD equipment Our focus on process technology development, support and strategic customer relationships

HB-LED/Wireless Opportunity…
"Brightness" Defines Next Generation Veeco MOCVD


New Applications Enabled By Brighter Epitaxy Films
Brightness (mW per std LED area)
8mW
7mW
6mW
5mW
4mW
3mW
2mW
1mW
Blue Keypads
Traffic Lights
Outdoor Signage
Mobile Phones
Large LCD Backlighting
Automotive
General Lighting
2000
2002
2003
2004
2005
2006
2007
>2010
GaNzilla I MOCVD
GaNzilla II MOCVD
Next Gen MOCVD
Next Gen +1 MOCVD
+/-5nm
+/-4nm
+/-3nm
<+/-2.5nm
<+/-2.0nm
Color Binning (wavelength in nanometers)

102306 Investor Presentation
©2006 Veeco Instruments Inc.
Veeco

1960 1970 1980 1990 2000 2010 2020 Relative LED Unit Shipments Enterprise Red Indicator Lights Red HB-LEDs Blue & Green HB-LED (GaN) White Backlighting General Illumination Red LED Blue & Green HB-LED Red HB-LED Tail Light HB-LED Headlights Small LCD Backlighting Cell Phone PDA Large LCD Backlighting $12B HB-LED Market Size Solid State Lighting Growth Opportunity… Red, Green, Blue HB-LED / Wireless >20% CAGR

Multi Year HB-LED/Wireless Growth… Driven By “White LED” Penetration of LCD TV, Automotive & Architectural Lighting 138M 10B 2004 27% +23% +20% CAGR $175M+15% 13.0% 395M 25B 2009 Mobile phones Outdoor signs Traffic lights Camera flash Backlit laptops Auto lighting Specialty interior lighting General illumination Backlit LCD TV Auto headlights Architec-tural lighting 9.0% 3.5% 1.0% 0.2% LED - Backlit Penetration$150M30% $115M+30% $85M+30 to 35% $65M Veeco CS Revenue353M 308M 264M 215M Flat Panel Backlit Units (2) Market Applications 21B 2008 18B 15B 12.5B LED Units* (1) 2007 2006 2005 * For emerging applications such as signs/displays, signals, automotive and illumination. (1) Source: Strategies Unlimited (2) Source: Display Search

010,00020,00030,00040,00050,00060,00020052006200720082009# Devices (Millions)Multi-Year Growth Opportunity… HB-LED Units Forecast: 23% CAGR Red/Orange/Yellow Blue/Green/UV 23% CAGR Source: Strategies Unlimited and Veeco Estimates

HB-LED Opportunity…
Multi-Year Equipment Growth From Increased Adoption

Mobile Appliances


12:01 am

Cell phones
PDAs
Flashlights

57% growth in LEDs for backlighting in 2004

Expected growth for white "flash" LED and other small displays

Outdoor Signage



Large displays
Traffic signals
Storefront lighting

Signage displays continue to become larger and more dynamic

Beijing 2008 Olympics driving growth in China

LCD Backlighting



Flat Panel TVs
Laptops
Retail Display

Color rendering significantly higher than CCFL (100% NTSC)

Adopted for high-end TV units; will increase penetration as price falls

Automotive Lighting



Headlamps
Dashboard
Heads up displays

60 million light vehicles produced per year; only 40% use LEDs

Headlamps and DRL will be introduced as brightness continues to increase

Early Architectural

General Illumination



Architectural and General Illumination

5% of LED market growing fast

Flexibility of light quality and color drives early adoption

5 years before adoption into general lighting

2006-2007 GROWTH OPPORTUNITY

102306 Investor Presentation
©2006 Veeco Instruments Inc.
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Veeco

Emerging Applications… First Wave Small Panel Displays (’06/’07 MOCVD) HB-LEDs are capturing small panel display backlighting Cost and brightness now meet requirements Replaces CCFL backlight, no mercury Provide weight, power and panel thickness advantage “Every small LCD panel maker in Taiwan is qualifying HB-LED backlighting now” – Taiwan HB-LED Mfg. GaNzilla II Meets Cost And Performance Requirements LEDs provide “slimmer and more efficient” LCDs

Emerging Applications…
Second Wave TV Backlighting ('08/'09 MOCVD)

- **Adoption driver: color quality, depth, contrast**
- **Cost competitive LED backlighting expected for 32" LCD TV in 2007 – sooner than expected**
- **CCFL covers 85% of NTSC color gamut…LEDs cover 105%**





Backlighting Unit Shipment Forecast 40-44 inch LCD TV Segment
CCFL
LED penetration
Million Units
0
5
10
15
20
2006
2007F
2008F
2009F
2010F

*Source: Insight Media, DigiTimes.com, Press Release, May 26, 2006

102306 Investor Presentation

©2006 Veeco Instruments Inc.

41

GaNzilla II: Improved Uniformity Driving Share Gains in 2006 LEDs are binned based on wavelength Wavelength uniformity key measure of Yield Tighter distribution is better Customer reaction has been very positive – “more good die per wafer” Binning cost equals GaN EPI cost GaNzilla II GaNzilla I >30% Improvement GaNzilla II vs. GaNzilla I

Veeco Metrology

Veeco's Leading Metrology Solutions



Dimension AFP



Multimode V AFM



Dimension V AFM



DMEMS Optical



Dektak Stylus

- **$170M+ Revenues 2006, GM growth 51->52% in 2006**
- **Leadership positions in:**
  - Semiconductor, Data Storage, General Industrial, MEMS Metrology
  - Nano/Bio Research – university & nano-center focused business
- **2006 Focus for Automated AFM**
  - Reference metrology tool
  - Data Storage opportunity
  - New platform development for 2007
- **2006 Focus for Research AFM and Optical: Launch Next Generation Products and New Market Opportunities**

102306 Investor Presentation
©2006 Veeco Instruments Inc.
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Veeco

Success in Auto-AFM… Multi-Market Expansion Veeco created the Semi AFM Market opportunity and remains the clear market leader… more than 350 Automated AFM systems shipped Automated Pole Tip Recession Metrology Markets Data Storage Non destructive, accurate Metrology Markets Semiconductor CCD Advanced 3D AFM Metrology Markets Data Storage Mask New AFP For CMP & Etch Metrology Markets Semiconductor Data Storage

Auto-AFM Market Drivers

- **Accurate Metrology Reference Systems are required to benchmark Optical-CD and CD-SEM systems**
  - X3D defined by Sematech as reference system
- **Metrology Systems that do not alter materials while measuring them**
  - New materials (Low-k + resist) unaffected by AFM Techniques
- **As linewidths shrink increasing correlation issues to test structures require In-die Monitoring**
  - AFM Resolution allows for in-die, in-line monitoring
- **Turn Around Time (TAT) to get feedback from metrology systems to the process equipment is shrinking with high volume 300mm fabs**
  - Accurate, non-destructive 3D AFM enables TAT of minutes instead of hours or days


70nm Trench Dram X300 Image


70nm Resist Lines, X3D Image

102306 Investor Presentation
©2006 Veeco Instruments Inc.
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Veeco

Growing Application Space for Automated AFMs

- Auto-AFMs used for in-line metrology in CMP, Etch, Litho and Mask modules
- Auto-AFM continues penetration at 65 & 45nm with new Veeco solutions
- Fab-based Reference Metrology for TEM replacement
- Advanced Mask Metrology for 45nm and below
- Advanced Lithography for Line Edge Roughness & Line Width Variation


Etched Polygate X3D Image
100
200
300
400 nm


Advanced Mask Structure X3D Image


28nm Isol
LWV
= 1.72 nm
28 nm

Veeco Auto-AFM Revenue
>20% CAGR 2003-2006

102306 Investor Presentation
©2006 Veeco Instruments Inc.
47

Veeco

Auto-AFM New Applications in Data Storage

Areal Density* Growth 125 to 500 Gbits/in^2** ➔ ***Rapid adoption of PMR and TMR Technology

- **Advanced Perpendicular recording requires new 3D metrology not satisfied by current techniques**
- **3D Auto-AFM provides non-destructive complete 3-D imaging capability displacing FIB-SEMS**
- **All major DS customers utilize 3D-AFM for PMR Metrology**



Advanced PMR Structure X3D Image
900 nm
675
450
225
2.0
1.5
1.0
0.5

HITACHI Inspire the Next | Western Digital | TDK | Seagate

1-2 systems sold to date per customer

102306 Investor Presentation

©2006 Veeco Instruments Inc.

48

Veeco

World Leader in Surface Science and Metrology

Veeco Has the Broadest Line of Tools For Micro to Nano Applications

Installed Base of 7,500 AFMs



Dektak Stylus



DMEMS Optical



Dimension V



Multimode V

Nano Ruler


1,000,000nm
100,000nm
10,000nm
1,000nm
100nm
10nm
1nm
0.1nm
Microtech
Nanotech

Nano


50nm

MEMS
10um – 1mm



Transistor
0.5um – 90nm



Magnetic Bits (HDD)
160nmx40nm (100Gb/in2).



Quantum Dots
20nm wide ea.

Thin Films
TFH, IC

Bio



Human Hair
70um wide



Red Blood Cells
3um dia



DNA Strand
2nm wide



Silicon Atom
0.2nm dia

102306 Investor Presentation
©2006 Veeco Instruments Inc.
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Veeco

Life Science and Nanotechnology Will… Drive New Growth Areas Cancer Research - AFM Bone Studies - AFM Heart Stent Development - Optical DS Metrology – AFM & Optical Source: Veeco, SDI, Dataquest, IDE DLP & MEMS Metrology - Optical Windows on the World – R&D Market Veeco scientific tools have a rich history of enabling leading core R&D Close connection with our R&D customers is our incubator for new platforms and emerging growth markets 8-10% End Market Growth in Nano Bio Research, Consumer Electronics and MEMS will Drive Veeco’s Instrumentation Growth in 2007 and Beyond

BioAFM Microscopy Market in its Infancy


AFM
Optical Microscopes
1 Å
100 nm
100 µm
100 mm
DNA
Proteins &
single
Molecules
Cell



BioScope II AFM


Rate of Adoption for Biological Imaging Technologies vs. Time
Laggards
Late Majority
Early Majority
Early Adopters
Innovators
Optical Microscopy
SEM
Confocal
Biological AFM
Time (Not to Scale)
Present

- The potential of the SPM in biology remains largely untapped.
- Quantitative research, followed by clinical applications, will drive adoption.

102306 Investor Presentation
©2006 Veeco Instruments Inc.
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Veeco

Safe Harbor Statement     To the extent that this presentation discusses expectations about market conditions, market acceptance and future sales of Veeco’s products, Veeco’s future financial performance, future disclosures, or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors include the challenges of volatility in end market conditions and the cyclical nature of the data storage, semiconductor, HB-LED/wireless and scientific research markets, risks associated with integrating acquired businesses and the acceptance of new products by individual customers and by the marketplace and other factors discussed in the Business Description and Management’s Discussion and Analysis sections of Veeco’s Annual Report on Form 10-K for the year ended December 31, 2005, subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.In addition, this presentation may review non-GAAP financial measures. For GAAP reconciliation, please refer to the reconciliation section in this presentation as well as Veeco’s financial press releases and 10K and 10Q filings available on www.veeco.com

APPENDIX

Q306 Reconciliation Table

	Three months ended September 30,			Nine months ended September 30,		
	2006		2005	2006		2005
Operating income	$4,969		$4,213	$12,215		$4,390
Adjustments:						
Write-off of purchased in-process technology	1,160	(1)	-	1,160	(1)	-
Amortization expense	4,025		4,038	12,029		12,554
Earnings before interest, income taxes and amortization, excluding certain items ("EBITA")	10,154		8,251	25,404		16,944
Interest expense, net	1,056		1,815	3,583		5,920
Gain on extinguishment of debt	-		-	(330)	(2)	-
Adjustment to exclude gain on extinguishment of debt	-		-	330		-
Earnings excluding certain items before income taxes	9,098		6,436	21,821		11,024
Income tax provision at 35%	3,184		2,253	7,637		3,858
Earnings excluding certain items	$5,914		$4,183	$14,184		$7,166
Earnings excluding certain items per diluted share	$0.19		$0.14	$0.46		$0.24
Diluted weighted average shares outstanding	31,393		30,360	31,100		30,106

(1) During 2006, the Company purchased a 19.9% interest in Fluens Corporation. During the third quarter of 2006, the Company finalized its purchase accounting for Fluens determining that Fluens is a variable interest entity and the Company is its primary beneficiary as defined by FIN46(R). As such, the Company has consolidated the results of Fluens' operations from the acquisition date. As part of that acquisition, the Company acquired $1.16 million of in-process technology, which was written off as of the acquisition date.

(2) During the first quarter of 2006, the Company repurchased $20.0 million aggregate principal amount of its 4.125% convertible subordinated notes. As a result of this repurchase, the amount of convertible subordinated notes outstanding was reduced to $200.0 million, and the Company recorded a gain from the early extinguishment of debt in the amount of $0.6 million, offset by a $0.3 million proportionate reduction in the related deferred financing costs for a net gain of $0.3 million.

NOTE - The above reconciliation is intended to present Veeco's operating results, excluding certain items and providing income taxes at a 35% statutory rate. This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States, and may be different from similar measures presented by other companies. Management of the Company evaluates performance of its business units based on EBITA, which is the primary indicator used by management to plan and forecast future periods. The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes EBITA reports baseline performance and thus provides useful information.

102306 Investor Presentation
©2006 Veeco Instruments Inc.
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Veeco

Q406 Guidance Reconciliation Table High End Low End 4,000 4,000 Amortization expense 12,500 10,300 Earnings before interest, income taxes and amortization, excluding certain items (“EBITA”) 1,400 1,500 Interest expense, net 11,100 8,800 Earnings excluding certain items before income taxes 3,885 3,080 Income tax provision at 35% $7,215 $5,720 Earnings excluding certain items $0.22 $0.18 Earnings excluding certain items per diluted share 32,400 32,400 Diluted weighted average shares outstanding The forecasted income tax expenses for the three months ending December 31, 2006 high end and low end guidance is $1.8 million, and $1.2 million, respectively. NOTE: The above reconciliation is intended to present Veeco’s operating results, excluding certain items and providing income taxes at a 35% statutory rate. This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States, and may be different from similar measures presented by other companies. Management of the Company evaluates performance of its business units based on EBITA, which is the primary indicator used to plan and forecast future periods. The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes EBITA reports baseline performance and thus provides useful information. $16,500 $14,300 Operating income Guidance for three months ended Dec 31, 2006 (in thousands)